UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Cleco Corporation

On October 16, 2013, Cleco Corporation (“Cleco”) entered into a new five-year revolving credit facility totaling $250 million with Credit Agricole Corporate and Investment Bank and KeyBank National Association, as syndication agents, JPMorgan Chase Bank, N.A., as administrative agent, and JP Morgan Securities LLC, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as joint lead arrangers and joint book runners, and other lenders named therein the Cleco Amended and Restated Credit Agreement. The new Cleco revolving credit facility matures October 16, 2018 and provides for working capital and other needs.
The $250 million commitment under the new revolving credit facility includes up to $250 million in letters of credit, that are issuable subject to specified terms and conditions. As of October 16, 2013, $250 million was available for borrowing under the facility. The Cleco Amended and Restated Credit Agreement contains certain covenants and requires Cleco to maintain its percentage of debt to total capitalization at a level that does not exceed 65%. The method of calculating outstanding debt and total capitalization is defined in the Cleco Amended and Restated Credit Agreement. The new Cleco revolving credit facility contains customary covenants and events of default. Nonperformance by Cleco of its covenants could result in an event of default. If a default occurs or is continuing, the administrative agent or lenders may immediately terminate all the lenders’ commitments and declare outstanding amounts to be immediately due and payable. If certain bankruptcy events of default occur, such termination and acceleration of Cleco’s obligations will be automatic.
The Cleco Amended and Restated Credit Agreement replaces Cleco's previous Credit Agreement dated as of November 23, 2010, as amended by the First Amendment dated as of October 7, 2011, among Cleco, various financial institutions, and JPMorgan Chase Bank, N.A., as administrative agent. The previous Cleco revolving credit facility was a $250 million, five-year facility that would have matured on October 7, 2016. Cleco did not incur any prepayment penalties as a result of the early termination of its prior credit facility.
Credit Agricole Corporate and Investment Bank, KeyBank National Association, Deutsche Bank AG New York Branch, U.S. Bank National Association, JPMorgan Chase Bank, N.A., or their affiliates, have in the past performed, and in the future may from time to time perform, investment banking, advisory, trustee, general financial and commercial services for Cleco or its affiliates for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.
The foregoing summary is qualified in its entirety by reference to the complete text of the Cleco Amended and Restated Credit Agreement, which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Cleco Power LLC

On October 16, 2013, Cleco Power LLC ("Cleco Power"), a wholly owned subsidiary of Cleco, entered into new five-year revolving credit facility totaling $300 million with Credit Agricole Corporate and

Investment Bank and KeyBank National Association, as syndication agents, JPMorgan Chase Bank, N.A., as administrative agent, and JP Morgan Securities LLC, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as joint lead arrangers and joint book runners, and other lenders named therein the Cleco Power Amended and Restated Credit Agreement. The new Cleco Power revolving credit facility matures October 16, 2018 and provides for working capital and other needs.
The $300 million commitment under the new revolving credit facility includes up to $300 million in letters of credit, that are issuable subject to specified terms and conditions. As of October 16, 2013, $300 million was available for borrowing under the facility. The Cleco Power Amended and Restated Credit Agreement contains certain covenants and requires Cleco Power to maintain its percentage of debt to total capitalization at a level that does not exceed 65%. The method of calculating outstanding debt and total capitalization is defined in the Cleco Power Amended and Restated Credit Agreement. The new Cleco Power revolving credit facility contains customary covenants and events of default. Nonperformance by Cleco Power of its covenants could result in an event of default. If a default occurs or is continuing, the administrative agent or lenders may immediately terminate all the lenders’ commitments and declare outstanding amounts to be immediately due and payable. If certain bankruptcy events of default occur, such termination and acceleration of Cleco Power’s obligations will be automatic.
The Cleco Power Amended and Restated Credit Agreement replaces Cleco Power's previous Credit Agreement dated as of November 23, 2010, as amended by the First Amendment dated as of October 7, 2011, among Cleco Power, various financial institutions, and JPMorgan Chase Bank, N.A., as administrative agent. The previous Cleco Power revolving credit facility was a $300 million, five-year facility that would have matured on October 7, 2016. Cleco Power did not incur any prepayment penalties as a result of the early termination of its prior credit facility.
Credit Agricole Corporate and Investment Bank, KeyBank National Association, Deutsche Bank AG New York Branch, U.S. Bank National Association, JPMorgan Chase Bank, N.A., or their affiliates, have in the past performed, and in the future may from time to time perform, investment banking, advisory, trustee, general financial and commercial services for Cleco Power or its affiliates for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.
The foregoing summary is qualified in its entirety by reference to the complete text of the Cleco Power Amended and Restated Credit Agreement, which is attached as Exhibit 10.2 to this report and is incorporated by reference herein.
This combined Form 8-K is separately filed by Cleco Corporation and Cleco Power. Information in this filing relating to Cleco Power is filed by Cleco Corporation and separately by Cleco Power on its own behalf. Cleco Power makes no representation as to information relating to Cleco Corporation (except as it may relate to Cleco Power) or any other affiliate or subsidiary of Cleco Corporation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

10.1	Amended and Restated Credit Agreement dated as of October 16, 2013 among
Cleco Corporation, various financial institutions, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Amended and Restated Credit Agreement dated as of October 16, 2013 among Cleco Power LLC, various financial institutions, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO CORPORATION

Date: October 17, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: October 17, 2013	By: /s/ Terry L. Taylor
Terry L. Taylor
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Amended and Restated Credit Agreement dated as of October 16, 2013 among Cleco Corporation, various financial institutions and JPMorgan Chase Bank, N.A., as administrative agent.
10.2	Amended and Restated Credit Agreement dated as of October 16, 2013 among Cleco Power LLC, various financial institutions and JPMorgan Chase Bank, N.A., as administrative agent.